Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that AFA Sjukförsäkringsaktiebolag (the “Company”) does hereby make, constitute and appoint each of Ian Sandler and Orit Mizrachi (or any person designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, as amended (the “Act”), with respect to securities of Carlyle GMS Finance, Inc. which may be deemed to be beneficially owned by the Company under the Act, and to take any other action of any type whatsoever in connection with the foregoing (including, without limitation, filing of a Form ID with the Securities and Exchange Commission) that, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by the Company, it being understood that the documents executed by such attorney-in-fact on behalf of the Company pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. The Company acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Company, are not assuming any of the Company’s responsibilities to comply with the Act.

THIS POWER OF ATTORNEY shall remain in full force and effect until revoked in writing by the Company.

IN WITNESS WHEREOF, the undersigned has duly caused this Power of Attorney to be executed as of this 5th day of June 2013.

AFA SJUKFÖRSÄKRINGSAKTIEBOLAG

By:	/s/ Johan Held
	Name:	Johan Held
	Title:	EVP, Head of Asset Management

By:	/s/ Christer Jorneskog
	Name:	Christer Jorneskog
	Title:	Head of Private Equity